================================================================================

                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                OCTOBER 18, 2004


                       AMERICAN NATURAL ENERGY CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


OKLAHOMA                                0-18596                       73-1605215
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)           (IRS Employer
of incorporation)                                            Identification No.)

               6100 SOUTH YALE - SUITE 300, TULSA, OKLAHOMA 74136
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (918) 481-1440


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

================================================================================

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

       (a)    Financial Statements of businesses acquired.  None required.

       (b)    Pro forma financial information.  None required.

       (c)    Exhibits:


                EXHIBIT NUMBER                  DESCRIPTION OF DOCUMENT
             --------------------        ------------------------------------
                     99.1                Press Release dated October 18,
                                           2004

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            AMERICAN NATURAL ENERGY CORPORATION





Dated: October 18, 2004                By:  /s/ Michael K. Paulk
                                            --------------------
                                            Michael K. Paulk, President



                                      -3-